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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  November 11, 1997

                         Catalina Marketing Corporation
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)




       1-11008                                                  33-0499007
 Commission File Number                                        (IRS Employer
                                                             Identification No.)

      11300 9th Street North                                      33716
      St. Petersburg, Florida                                  (Zip code)
(Address of principal executive offices)

                                 (813) 579-5000
                         Registrant's Telephone Number
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Item 5.          Other Events.

                 On November 11, 1997 Catalina Marketing Corporation (the Company) issued a press release regarding its $30 million share repurchase authorization, included in this report as Exhibit 99.3.
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Item 7.          Exhibits.

                   99.3        Form of press release dated November 11, 1997.
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                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         CATALINA MARKETING CORPORATION




                                         By /s/ Philip B. Livingston
                                            ---------------------------------
                                            Philip B. Livingston,
                                            Senior Vice President and
                                            Chief Financial Officer


Dated:      November 25, 1997